                                                                    EXHIBIT 10.3

               REGULIERUNGSBEHORDE FUR TELEKOMMUNIKATION UND POST

                                   Certificate
                        Provisional Frequency Allocation
                             Allocation No. 98370188


On the basis of sec. 47 para. 1 and para. 5 of the 'Telekommunikationsgesetz' [TKG - German Telecommunications Act] of July 25, 1996 (BGBl. [Federal Law Gazette] I, p. 1120),

                                  CALLINO GMBH
                                   PF 66 23 06
                                  81220 MUNCHEN


is hereby provisionally allocated the frequencies set out in the attached Frequency Use Sheet B in the coverage area

                                 STEINBURG G002


for the operation of point-to-multipoint radio systems (PMP, consisting of base stations and pertaining terminal stations) to realize subscriber's connections for ISDN quality voice telephone services (additional text, data and online services are permissible).


The coverage area is the territory described in the attached Frequency Use Sheet B.


The base stations and the connected terminal stations may be put into operation only after an application has been filed therefor with the Regulierungsbehorde fur Telekommunikation und Post (Reg TP)(1) and the Reg TP granted the application by transmitting the frequency use sheet Z. The transmitted frequency use sheets Z providing for the technical features of the base stations will be part of the frequency allocation.


The number of terminal stations supplied by a base station is unlimited. The equipment used for the terminal stations must have been approved for the purpose of use and provide for an approval number, and its technical features must match the base stations.


The PMP radio systems (base stations and connected terminal stations) must be operated in such a manner that the power flux density set out in the attached frequency use sheet B will not be exceeded at a distance of fifteen (15) kilometers from the border of the coverage area.


In addition, also the provisions of the appendices attached to this Certificate must be complied with.


Instructions as to Legal Remedies
Within one (1) month from notification, a complaint may be filed against this notice with the Verwaltungs-gerichtshof Koln [Higher Administrative Court Cologne], Appellhofplatz, 50667 Koln, in writing or on the record of the clerk of the court. The plaintiff, the defendant and the subject of the complaint must be indicated in the complaint. The complaint is to contain a specific petition. The facts and the evidence serving to substantiate the complaint are to be indicated. A sufficient number of copies is to be attached to the complaint and the exhibits so that all parties involved can be given a copy. The complaint has no suspensive effect.


Berlin, July 21, 1999    [Official seal                  APPENDICES
i.A. (Signature)         Regulierungsbehorde fur         Frequency Use Sheet B
Kling                    Telekommunikation und Post]     file no.:
                                                         98/37/N/0188/1/98
                                                         Collateral Provisions


--------
(1) FCC equivalent

--------------------------------------------------------------------------------
Reg TP 136-5                        FREQUENCY USE B         File no.
Mauerstr. 69-75                           PMP               98/37/N/0188/1/98
10117 Berlin                                                as of: July 21, 1999
Tel.: 030-22480- 365 Fax: -379                              Ref. ID:
--------------------------------------------------------------------------------


Allocation holder:      Callino GmbH                        limited until:
                        Pf 66 23 06
                        81220 Munchen


--------------------------------------------------------------------------------
                        Transmit Frequency          Receive Frequency


frequencies of          3410.000 - 3424.000         3510.000 - 3524.000
base stations (mcps)    3438.000 - 3452.000         3538.000 - 3552.000





maximum channel                            14,000000
band width (mcps)




--------------------------------------------------------------------------------
                                 COVERAGE AREA


Name           STEINBURG G002                                 Reg TP-GEBID  2486

                                     Corners [EP] of
                                   the Outlined Polygon


EP01     E 09 31 00.8 N 53 43 27.1          EP17     E 09 51 28.3 N 54 00 51.5
EP02     E 09 12 09.2 N 53 53 48.1          EP18     E 09 38 40.6 N 53 52 52.3
EP03     E 08 58 08.4 N 53 53 38.4          EP19     E 09 40 49.5 N 53 50 55.7
EP04     E 08 49 55.6 N 54 01 51.2          EP20     E 09 38 34.4 N 53 46 31.4
EP05     E 08 50 43.9 N 54 15 32.8          EP21
EP06     E 09 02 19.7 N 54 22 28.2          EP22
EP07     E 09 23 25.6 N 54 17 19.0          EP23
EP08     E 09 56 26.7 N 54 38 05.7          EP24
EP09     E 10 01 45.5 N 54 38 34.4          EP25
EP10     E 10 09 48.0 N 54 26 29.8          EP26
EP11     E 09 59 40.0 N 54 20 22.6          EP27
EP12     E 10 06 16.2 N 54 14 53.9          EP28
EP13     E 10 07 33.6 N 54 08 46.7          EP29
EP14     E 09 59 27.4 N 54 09 09.0          EP30
EP15     E 09 55 34.0 N 54 06 04.7          EP31
EP16     E 09 56 35.4 N 54 01 16.0          EP32


number of inhabitants   522000
as of                   June 30, 1995
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Maximum power flux density at a distance of 15 kilometers     -122
from the border of the coverage area (dB W/(mcps) sq. meter)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Remarks
--------------------------------------------------------------------------------

               REGULIERUNGSBEHORDE FUR TELEKOMMUNIKATION UND POST

                                   Certificate
                              Frequency Allocation
                             Allocation No. 98370059


On the basis of sec. 47 para. 1 and para. 5 of the 'Telekommunikationsgesetz' [TKG - German Telecommunications Act] of July 25, 1996 (BGBl. [Federal Law Gazette] I, p. 1120),


                                  CALLINO GMBH
                                   PF 66 23 06
                                  81220 MUNCHEN


is hereby allocated the frequencies set out in the attached Frequency Use Sheet B in the coverage area

                                  LANDSHUT G001


for the operation of point-to-multipoint radio systems (PMP, consisting of base stations and pertaining terminal stations) to realize subscriber's connections for ISDN quality voice telephone services (additional text, data and online services are permissible).


The coverage area is the territory described in the attached Frequency Use Sheet B.


The base stations and the connected terminal stations may be put into operation only after an application has been filed therefor with the Regulierungsbehorde fur Telekommunikation und Post (Reg TP)(1) and the Reg TP granted the application by transmitting the frequency use sheet Z. The transmitted frequency use sheets Z providing for the technical features of the base stations will be part of the frequency allocation.


The number of terminal stations supplied by a base station is unlimited. The equipment used for the terminal stations must have been approved for the purpose of use and provide for an approval number, and its technical features must match the base stations.


The PMP radio systems (base stations and connected terminal stations) must be operated in such a manner that the power flux density set out in the attached frequency use sheet B will not be exceeded at a distance of fifteen (15) kilometers from the border of the coverage area.


In addition, also the provisions of the appendices attached to this Certificate must be complied with.


Instructions as to Legal Remedies
Within one (1) month from notification, a complaint may be filed against this notice with the Verwaltungs-gerichtshof Koln [Higher Administrative Court Cologne], Appellhofplatz, 50667 Koln, in writing or on the record of the clerk of the court. The plaintiff, the defendant and the subject of the complaint must be indicated in the complaint. The complaint is to contain a specific petition. The facts and the evidence serving to substantiate the complaint are to be indicated. A sufficient number of copies is to be attached to the complaint and the exhibits so that all parties involved can be given a copy. The complaint has no suspensive effect.


Berlin, August 02, 1999  [Official seal                APPENDICES
i.A. (Signature)         Regulierungsbehorde fur       Frequency Use Sheet B
                         Telekommunikation und Post]   file no.:
                                                       98/37/N/0058/1/98
                                                       Collateral Provisions


--------
(1) FCC equivalent

--------------------------------------------------------------------------------
Reg TP 136-5                      FREQUENCY USE B         File no.
Mauerstr. 69-75                        PMP                98/37/N/0058/1/98
10117 Berlin                                              as of: August 02, 1999
Tel.: 030-22480-365 Fax: -379                             Ref. ID:
--------------------------------------------------------------------------------


Allocation holder:     Callino GmbH                       limited until:
                       Pf 66 23 06
                       81220 Munchen


--------------------------------------------------------------------------------
                       Transmit Frequency          Receive Frequency

frequencies of         24717.000 - 24745.000       25725.000 - 25753.000
base stations (mcps)   24745.000 - 24773.000       25753.000 - 25781.000





maximum channel                           28,000000
band width (mcps)



--------------------------------------------------------------------------------
                                 COVERAGE AREA

Name           LANDSHUT G001                                 Reg TP-GEBID  60

                                       Corners [EP] of
                                     the Outlined Polygon


EP01     E 12 01 11.0 N 48 30 48.0          EP17
EP02     E 12 01 29.0 N 48 31 29.0          EP18
EP03     E 12 06 36.0 N 48 32 52.0          EP19
EP04     E 12 07 28.0 N 48 34 20.0          EP20
EP05     E 12 08 01.0 N 48 34 37.0          EP21
EP06     E 12 09 44.0 N 48 33 21.0          EP22
EP07     E 12 14 47.0 N 48 35 40.0          EP23
EP08     E 12 16 16.0 N 48 35 48.0          EP24
EP09     E 12 17 07.0 N 48 35 30.0          EP25
EP10     E 12 16 42.0 N 48 34 59.0          EP26
EP11     E 12 13 40.0 N 48 31 58.0          EP27
EP12     E 12 09 25.0 N 48 30 48.0          EP28
EP13     E 12 07 42.0 N 48 30 47.0          EP29
EP14     E 12 05 21.0 N 48 30 52.0          EP30
EP15     E 12 01 32.0 N 48 30 27.0          EP31
EP16     E                                  EP32


number of inhabitants   59000
as of                   June 30, 1995
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Maximum power flux density at a distance of 15 kilometers    -110
from the border of the coverage area (dB W/(mcps) sq. meter)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Remarks
--------------------------------------------------------------------------------